                                   PROSPECTUS

     1  RISK/RETURN INFORMATION COMMON TO THE
   ---    FUNDS

     2  LARGE-CAP EUROPE FUND
   ---

     5  LARGE-CAP JAPAN FUND
   ---

     6  MORE INFORMATION ABOUT FUND INVESTMENTS
   ---    AND RISK

    10  SHAREHOLDER INFORMATION
   ---

    16  MANAGEMENT OF THE FUNDS
   ---

    18  DIVIDENDS, DISTRIBUTIONS AND TAXES
   ---

MAY 1, 2000

                               RYDEX SERIES FUNDS

                             LARGE-CAP EUROPE FUND

                              LARGE-CAP JAPAN FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                          1-800-820-0888  301-468-8520

                               www.rydexfunds.com

Rydex Series Funds (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Rydex Funds"), two of which are described in this Prospectus (the "Funds" or the "International Funds"). Shares of the Funds are sold principally to professional money managers and to private investors whose strategy includes index-based mutual funds. Investors may exchange and redeem shares of the Funds through the Rydex Internet web site -- www.rydexfunds.com.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ICON LEGEND

                  [ICON]Fund Objective
                  The fund's particular investment goal.

                  [ICON]Portfolio Investments
                  The primary types of securities in which the fund invests.

                  [ICON]Risk Considerations
                  The major risk factors associated with the fund.

                  [ICON]Fund Performance and Fee Information
                  The overall costs incurred by an investor in the fund.

                                                            PROSPECTUS  1
                                                                        --------

RISK/RETURN INFORMATION COMMON TO THE FUNDS

THE FUNDS' INVESTMENT OBJECTIVES

    Each Fund has a separate investment objective. THE INVESTMENT OBJECTIVE OF EACH FUND IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

RISKS OF INVESTING IN THE FUNDS

    The value of the Funds may fluctuate. In addition, Fund shares:

    - MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

    - ARE NOT FEDERALLY INSURED

    - ARE NOT BANK DEPOSITS

    - ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

    - ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

------
2  PROSPECTUS

                   FUND INFORMATION -- LARGE-CAP EUROPE FUND

FUND OBJECTIVE

[ICON]
          The Large-Cap Europe Fund seeks to provide investment returns that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50-SM- Index ("Stoxx 50 Index").

PORTFOLIO INVESTMENT STRATEGY

[ICON]
          The Fund invests principally in securities of companies included on the Stoxx 50 Index and in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the Stoxx 50 Index. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into equity swap transactions and repurchase agreements.

RISK CONSIDERATIONS

[ICON]
         The Large-Cap Europe Fund is subject to a number of risks that will affect the value of its shares, including:

    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares, may prevent the Fund from achieving close correlation to the Stoxx 50 Index.

    - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to decrease by 125% of the value of any decrease in the Stoxx 50 Index. For example, if the Stoxx 50 Index goes down by 4%, the value of the Fund's shares should go down by 5%.

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

                                                            PROSPECTUS  3
                                                                        --------

    - FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

    - CURRENCY RISK -- Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations. As a result, the value of the Fund's assets measured in U.S. dollars will be affected by changes in the exchange rates of currencies in which the Fund's securities are denominated.

FUND PERFORMANCE AND FEE INFORMATION

LARGE-CAP EUROPE FUND PERFORMANCE

[ICON]
         The Large-Cap Europe Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Large-Cap Europe Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES*                                              None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
  Management Fees                                              .90%
  Distribution (12b-1) Fees                                    .25%
  Other Expenses**                                             .60%
                                                              -----
  Total Annual Fund Operating Expenses                        1.75%

 * THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
--------------------------------------------------------------------------------

    This Example is intended to help you compare the cost of investing in the Large-Cap Europe Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

1 YEAR  3 YEARS
----------------
 $178     $551

------
4  PROSPECTUS

                    FUND INFORMATION -- LARGE-CAP JAPAN FUND

FUND OBJECTIVE

[ICON]
          The Large-Cap Japan Fund seeks to provide investment returns that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index ("Topix 100 Index").

PORTFOLIO INVESTMENT STRATEGY

[ICON]
          The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the Topix 100 Index. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into equity swap transactions and repurchase agreements.

RISK CONSIDERATIONS

[ICON]
         The Large-Cap Japan Fund is subject to a number of risks that will affect the value of its shares, including:

    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares, may prevent the Fund from achieving close correlation to the Topix 100 Index.

    - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to decrease by 125% of the value of any decrease in the Topix 100 Index. For example, if the Topix 100 Index goes down by 4%, the value of the Fund's shares should go down by 5%.

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

                                                            PROSPECTUS  5
                                                                        --------

    - FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

    - CURRENCY RISK -- Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations. As a result, the value of the Fund's assets measured in U.S. dollars will be affected by changes in the exchange rate of the Japanese yen.

    - GEOGRAPHIC CONCENTRATION IN JAPAN -- Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. The Fund may be more volatile than a more geographically diversified equity fund.

FUND PERFORMANCE AND FEE INFORMATION

LARGE-CAP JAPAN FUND PERFORMANCE

[ICON]
         The Large-Cap Japan Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Large-Cap Japan Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES*                                              None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
  Management Fees                                              .90%
  Distribution (12b-1) Fees                                    .25%
  Other Expenses**                                             .60%
                                                              -----
  Total Annual Fund Operating Expenses                        1.75%

 * THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
--------------------------------------------------------------------------------

    This Example is intended to help you compare the cost of investing in the Large-Cap Japan Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

   1 YEAR   3 YEARS
  -----------------
    $178     $551

------
6  PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE INTERNATIONAL FUNDS' INVESTMENT OBJECTIVES

    Each Fund's objective is to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval. The current benchmark used by each Fund is set forth below:

                 FUND                                             BENCHMARK
 LARGE-CAP EUROPE FUND                   DOW JONES STOXX 50-SM- INDEX
 LARGE-CAP JAPAN FUND                    TOPIX 100 INDEX

A BRIEF GUIDE TO THE BENCHMARKS

DOW JONES STOXX 50-SM- INDEX (STOXX 50 INDEX). The Stoxx 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indexes are published by the Tokyo Stock Exchange.

ADVISOR'S INVESTMENT METHODOLOGY

    In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity. The Advisor will regularly utilize futures and options contracts to leverage a Fund's investment exposure.

RISKS OF INVESTING IN THE INTERNATIONAL FUNDS

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK -- The Funds invest primarily in equity securities as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives are subject to market risks that cause their prices to fluctuate over time. Fluctuations in the value of

                                                            PROSPECTUS  7
                                                                        --------

equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate considerably from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FOREIGN SECURITIES RISK -- Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK -- The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

    - The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

    - A Fund may incur transaction costs in connection with conversions between various currencies.

    Under normal circumstances, the Funds do not plan to engage in hedging against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK -- The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position or for certain other tax-related purposes. The Funds may enter into futures contracts traded on a national futures exchange or board of trade or in the over-the-counter market. Futures and options contracts are described in more detail below:

    FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the sale by one party and purchase by another party of a specified amount of a security at a specified future

------
8  PROSPECTUS

    time and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts whose value is determined, in part, by the value of the securities in the designated index. Index futures for various indices are traded on registered securities exchanges.

    OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When selling call options on securities, a Fund may cover its position by owning the underlying security or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option sold.

    The risks associated with the Funds' use of futures and options contracts include:

    - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - A Fund may experience losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

    - There may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at an advantageous time.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

    - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SWAPS -- The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

                                                            PROSPECTUS  9
                                                                        --------

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) -- Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country -- Japan -- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

PORTFOLIO TURNOVER RATE RISK -- The Trust anticipates that investors who are part of a tactical or asset-allocation strategy will frequently redeem or exchange shares, which will cause the Funds to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

NON-DIVERSIFICATION RISK -- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRACKING ERROR RISK -- While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, leverage, and the time difference between the close of the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"), may affect their ability to achieve close correlation. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT AND EARLY CLOSING RISK -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts. In addition, unanticipated early closings of the equity markets may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or both of

------
10  PROSPECTUS

the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

                            SHAREHOLDER INFORMATION

HOW TO INVEST IN THE INTERNATIONAL FUNDS

PURCHASING SHARES

    Shares are offered continuously, and may be purchased on any day that both the NYSE is open for business and the index underlying a Fund's benchmark is published (a "Business Day"). The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is received by the Trust. No sales charges are imposed on initial or subsequent investments in a Fund.

    You may also make investments in the Funds through intermediaries or securities dealers who have the responsibility to transmit orders promptly. Intermediaries may charge fees for services provided in connection with buying, selling or exchanging shares. Each intermediary also may have its own rules about share transactions. For more information about how to purchase and exchange shares through an intermediary, you should contact that intermediary directly.

DETERMINATION OF NET ASSET VALUE

    The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order or exchange request is received by the Trust. No sales charges are imposed on initial or subsequent investments in a Fund. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing the amount by the total number of shares owned by shareholders. The Funds calculate NAV once each Business Day at the close of the NYSE (currently 4:00 p.m., Eastern Time).

    The Funds will value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. As such, the value assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges. This procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

    To receive the current Business Day's NAV, the Trust must receive your purchase order before the times specified below for each method of investing. Intermediaries who process orders on behalf of the Funds may require that orders be placed earlier than the times specified below.

                                                            PROSPECTUS  11
                                                                        --------

MINIMUM INVESTMENT

    If a registered investment advisor has discretionary authority over your account, the minimum initial investment in Rydex Funds is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in Rydex Funds is $25,000. These minimums also apply to retirement plan accounts. A Fund, at its discretion, may accept lesser amounts in certain circumstances. Intermediaries may charge fees for services provided in connection with buying, selling or exchanging shares. Each intermediary also may have its own rules about share transactions. For more information about how to purchase shares through an intermediary, you should contact that intermediary directly. If you invest, by any method referenced below, without designating which Fund you want to invest in, your money will be invested in the Rydex U.S. Government Money Market Fund, a separate series of Rydex Funds, until we receive exchange instructions. There is no minimum amount for subsequent investments in a Fund. The Funds reserve the right to modify the minimum investment requirements at any time. The Funds also reserve the right to reject or refuse, at their discretion, any order for the purchase of a Fund's shares in whole or in part.

    Investments in the Funds may be made (i) through securities brokers and dealers or other financial institutions who may have the responsibility to transmit orders promptly and who may charge a processing fee for purchases, redemptions or exchanges of shares, or (ii) directly with the Funds by mail or by bank wire transfer as follows:

BY MAIL

    Initial applications and investments, as well as subsequent investments, in the Funds made BY MAIL must be received in good form by the Funds' transfer agent, on any Business Day, at or prior to 3:45 p.m., Eastern Time in order to be processed for that Business Day's NAV. To open an account, fill out an application and make a check payable to "Rydex Series Funds." Mail the check, along with an application if you are making an initial investment, to:

    Rydex Series Funds
    Attn: Ops. Dept.
    6116 Executive Boulevard, Suite 400
    Rockville, Maryland 20852

In addition to charges described elsewhere in this prospectus, the Funds may charge $50.00 for checks returned for insufficient or uncollectible funds.

------
12  PROSPECTUS

BY BANK WIRE TRANSFER

    First, fill out an application and fax the completed application, along with a request for a shareholder account number, to the transfer agent at 301-468-8585. Then, request that your bank wire transfer the purchase amount to Firstar along with the following instructions:

     Firstar
     Cincinnati, Ohio
     Routing Number: 0420-00013
     For Account of Rydex Series Trust
     Trust Account Number: 48038-9030
     [Your Name]
     [Your Shareholder Account Number and Fund Designation]

AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE (YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES) FOR BOTH INITIAL AND SUBSEQUENT PURCHASES, YOU MUST CALL 1-800-820-0888 AND INFORM THE TRANSFER AGENT AS TO THE AMOUNT THAT YOU HAVE TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER IN ORDER TO OBTAIN SAME-DAY CREDIT. FOR INITIAL PURCHASES, YOU MUST ALSO SUPPLY THE TIME THE WIRE WAS SENT AND THE FED WIRE REFERENCE NUMBER. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THAT THE FUNDS INCUR.

    Telephone calls for wire transfers for both initial investments (which must be preceded by an application) and subsequent investments in the Funds must be received in good form by the transfer agent, on any Business Day, at or prior to the times specified in the "EXCHANGES" section in order to be processed at that Business Day's NAV. An initial application that is faxed to the transfer agent does not constitute a purchase order until the application has been processed and correct payment has been received by the Funds. Intermediaries may require that purchase orders be placed earlier than the times specified below. For more information about how to purchase through an intermediary, you should contact that intermediary directly.

TAX-QUALIFIED RETIREMENT PLANS

    Investors may purchase shares of the Funds through any of the following types of tax-qualified retirement plans:

     Individual Retirement Accounts (IRAs, including Roth IRAs)
     Keogh Accounts -- Defined Contribution Plans (Profit Sharing Plans) Keogh Accounts -- Pension Plans (Money Purchase Plans)
     Internal Revenue Code Section 403(b) Plans

                                                            PROSPECTUS  13
                                                                        --------

    For retirement plan accounts that have engaged a registered investment advisor with discretionary authority over the retirement plan account with Rydex, the minimum initial investment in Rydex Funds is $15,000. For retirement plan accounts that are Self-Directed Accounts, the minimum initial investment in Rydex Funds is $25,000.

    Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 account closing fee. Additional information regarding these accounts, including the annual maintenance fee, may be obtained by calling 1-800-820-0888 or 301-468-8520.

REDEEMING FUND SHARES

GENERAL

    You may redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request (subject to applicable account minimums). You may redeem your shares by Internet by following the procedures set forth on the Rydex web site. Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For investments made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that payment has been collected by the Funds (which may require up to 10 Business Days). If you invest by check, you may not wire out any redemption proceeds for the 30 calendar days following the purchase. You may avoid a delay in receiving redemption proceeds by purchasing shares by wire. Telephone redemptions will be sent only to your address or your bank account (as listed in the transfer agent's records) if you redeem by wire. The Funds may charge $15 for certain wire transfers of redemption proceeds.

    You may also redeem your shares by letter or by telephone subject to the procedures and fees set forth in "PROCEDURES FOR REDEMPTIONS AND EXCHANGES."

    The proceeds of redemption requests will be sent directly to your address (as listed in the transfer agent's records). If you request payment of redemption proceeds to a third party or to a location other than your address or your bank account (as listed in the transfer agent's records), this request must be in writing and must include a signature guarantee. You may have to transmit your redemption request to your intermediary at an earlier time in order for your redemption to be effective that Business Day. Please contact your intermediary to find out their specific requirements for written and telephone requests for redemptions and signature guarantees.

    REDEMPTIONS FROM TAX-QUALIFIED RETIREMENT PLANS MAY HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE REDEEMING SHARES FROM YOUR TAX-QUALIFIED ACCOUNT.

------
14  PROSPECTUS

INVOLUNTARY REDEMPTIONS

    Because of the administrative expense of handling small accounts, any request for a redemption when your account balance (a) is below the CURRENTLY applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of that account. If, due to withdrawals or transfers, your account balance drops below the required minimum of $15,000 ($25,000 for Self-Directed Accounts), the Funds reserve the right to redeem your remaining shares without ANY additional notification to you.

SUSPENSION OF REDEMPTIONS

    With respect to each Fund, and as permitted by the Securities and Exchange Commission ("Commission"), the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of Fund investors. In cases where NASDAQ, the CME or Chicago Board Options Exchange, or any foreign market where the Funds' securities trade is closed or trading is restricted, a Fund may ask the Commission to permit the right of redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

EXCHANGES

    You may exchange shares of either International Fund for shares of any other Rydex Fund, on the basis of the respective net asset values of the shares involved. An exchange involving a Self-Directed Account must be for at least the lesser of $1,000 or 100% of the account value of the Rydex Fund from which the exchange is to be made. There are currently thirty separate Rydex Funds, which are offered in separate prospectuses. If you are contemplating an exchange for shares of a Rydex Fund not described in this Prospectus, you should obtain and review the current prospectus of that Fund before making the exchange. Exchanges may be made by letter, telephone or Internet subject to the procedures set forth below.

    To exchange your shares, you need to provide certain information, including the name on the account, the account number (or your taxpayer identification number), the number or dollar value of shares (or the percentage of the total value of your account) you want to exchange, and the names of the Rydex Funds involved in the exchange transaction. If you are contemplating an exchange for shares of a Rydex Fund not described in this Prospectus, you should obtain and review the current

                                                            PROSPECTUS  15
                                                                        --------

prospectus of that Rydex Fund before making the exchange. Investors should review the instructions on the Rydex web site for more information regarding procedures for exchanges made by Internet.

    Exchange requests are processed at the NAV next determined after their receipt by the transfer agent. Exchange orders into other Rydex Funds must be received by the transfer agent by the time set forth below for either the relevant Rydex Fund from which an exchange is being made and into which an exchange is being made (whichever is earlier). Exchange orders so received will be processed by the transfer agent and communicated to the Funds in time for the 4:00 p.m. determination of NAV.

FUND(S)                                                           TIME
--------------------------------------------------------------------------
Europe                                                         3:45 p.m.
Japan
--------------------------------------------------------------------------
Nova                                                           3:45 p.m.
Ursa
OTC
Arktos
--------------------------------------------------------------------------
Sector Funds                                                   3:30 p.m.
--------------------------------------------------------------------------
U.S. Government Bond                                           2:45 p.m.
Juno
--------------------------------------------------------------------------

    Intermediaries may require that orders be placed earlier than the times specified above. The exchange privilege may be modified or discontinued at any time.

PROCEDURES FOR REDEMPTIONS AND EXCHANGES

    You should follow the procedures described on the Rydex web site for all exchanges and redemptions made by Internet. Rydex anticipates that most shareholders will make exchange and redemption requests by Internet through the Rydex web site.

    You may also request redemptions and exchanges by mail or telephone. Written requests for redemptions and exchanges should be sent to Rydex Series Funds,
Attn: Ops. Dept., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests may be made by calling 1-800-820-0888 or 301-468-8520 by the times specified above for exchanges between Funds, on any Business Day. The Funds reserve the right to suspend the right of redemption in accordance with this prospectus. The transfer agent's offices are open between 8:30 a.m. and 5:30 p.m., Eastern Time on each Business Day.

------
16  PROSPECTUS

    If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions to make this change.

CONFIRMATION OF SHAREHOLDER TRANSACTIONS

    You will receive confirmation of your investment transactions. You may choose to receive your confirmation either electronically or through the mail by completing the appropriate portion of the Account Application Agreement. If you consent to receive electronic confirmation of your transactions, you may print a copy of the electronic confirmation you receive for your records. SHAREHOLDERS WHO CONSENT TO RECEIVE ALL COMMUNICATIONS (SUCH AS TRADE CONFIRMATIONS; PROSPECTUSES AND SHAREHOLDER REPORTS; ETC.) FROM THE FUNDS THROUGH THE RYDEX WEB SITE OR OTHER ELECTRONIC MEANS MUST:

    - Have and maintain access to the Rydex web site and provide the Trust with a valid and current e-mail address.

    - Notify the Funds immediately if they no longer have access to the Rydex web site, change their e-mail address or wish to revoke their consent to receive all communications from the Funds through the Rydex web site or other electronic means.

    YOU MAY REVOKE YOUR CONSENT TO RECEIVE ELECTRONIC CONFIRMATIONS AND OTHER COMMUNICATIONS FROM THE FUNDS THROUGH THE RYDEX WEB SITE OR OTHER ELECTRONIC MEANS AT ANY TIME BY INFORMING THE FUNDS IN WRITING.

TRANSACTIONS OVER THE TELEPHONE

    Internet and telephone redemption and exchange transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor the transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediary make exchange or redemption requests by Internet, you will generally bear the risk of any loss. If you are unable to reach the Funds by Internet or telephone by calling 1-800-820-0888 or 301-468-8520, you may want to try to reach the Funds by other means.

MANAGEMENT OF THE FUNDS

    Rydex Global Advisors (the "Advisor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985

                                                            PROSPECTUS  17
                                                                        --------

until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

    The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Funds supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Funds and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:

FUND                                                         ADVISORY FEE
-------------------------------------------------------------------------
    Large-Cap Europe........................................         .90%
    Large-Cap Japan.........................................         .90%

    The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

    The International Funds are managed by Charles J. Tennes. Mr. Tennes joined the Advisor in April, 1999. From 1985 to 1997, he was affiliated with GIT Investment Funds, and from 1993 managed GIT's equity funds, including the Worldwide Growth Portfolio, an emerging markets fund which invested in more than thirty countries. From 1997 to 1999, Mr. Tennes worked for US-AID and other contractors as a consultant on equity investment in developing nations.

DISTRIBUTION PLAN

    The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to PADCO Financial Services, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed
 .25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

------
18  PROSPECTUS

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on the record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

    You will receive dividends and distributions in the form of additional Fund shares unless you have elected in writing to receive payment in cash. Your election will become effective for dividends paid after the transfer agent receives your written notice. To cancel your election, send written notice to the transfer agent.

    You will receive an account statement at least quarterly.

TAX INFORMATION

    The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. We have not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

    Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders.

    The Funds may be able to pass along a tax credit for any foreign income taxes they pay. We will notify you of any such tax credit.

TAX STATUS OF DISTRIBUTIONS

    - Each Fund will distribute substantially all of its income. THE DIVIDENDS YOU RECEIVE FROM THE FUNDS WILL BE TAXED AS ORDINARY INCOME WHETHER YOU RECEIVE THE DIVIDENDS IN CASH OR IN ADDITIONAL SHARES.

    - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.

    - Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

                                                            PROSPECTUS  19
                                                                        --------

    - Distributions paid in January but declared by a Fund in October, November or December of the previous year, may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS

    Each sale, exchange, or redemption of Fund shares is a taxable event to you. If you invest in the Funds through a tax-qualified retirement plan, you should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions.

STATE TAX CONSIDERATIONS

    A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for Federal income tax purposes.

    Distributions by the Funds may be subject to state and local taxation. You should verify your tax liability with your tax advisor.

------
20  PROSPECTUS

BENCHMARK INFORMATION

THE LARGE-CAP EUROPE FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY DOW JONES, INC. ("DOW JONES") OR STOXX, LTD. ("STOXX") OR ANY AFFILIATE OF DOW JONES OR STOXX; AND THE LARGE-CAP JAPAN FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE TOKYO STOCK EXCHANGE ("TSE"), THE PUBLISHER OF THE TOPIX 100 INDEX.

NEITHER DOW JONES, STOXX NOR TSE MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE STOXX 50-SM-INDEX OR THE TOPIX 100 INDEX TO TRACK GENERAL EUROPEAN OR JAPANESE STOCK MARKET PERFORMANCE.

NEITHER DOW JONES, STOXX NOR TSE GUARANTEES THE ACCURACY OR THE COMPLETENESS OF THE STOXX 50-SM- INDEX AND THE TOPIX 100 INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE STOXX 50-SM- INDEX NOR THE TOPIX 100 INDEX MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE STOXX 50-SM-INDEX OR THE TOPIX 100 INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE STOXX 50-SM- INDEX NOR THE TOPIX 100 INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE STOXX 50-SM- INDEX OR THE TOPIX 100 INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

Additional information about the Funds is included in a Statement of Additional
    Information dated May 1, 2000 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                              publicinfo@sec.gov.

 You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800-820-0888 or by writing to Rydex Series Funds, at 6116
     Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the Funds' investments is available in the annual and semi-
annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
                Funds' performance during its last fiscal year.

--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION
   OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

                                 THE FUNDS' SEC REGISTRATION NUMBER IS 811-7584.

A FAMILY OF MUTUAL FUNDS
DESIGNED EXCLUSIVELY FOR
PROFESSIONAL MONEY MANAGERS.




RYDEX SERIES FUNDS
6116 EXECUTIVE BLVD., SUITE 400
ROCKVILLE, MD 20852
301/468-8520 - 800/820-0888



[LOGO]

RYDEX SERIES FUNDS
PROSPECTUS
MAY 1, 2000

[GRAPHIC]


LARGE-CAP EUROPE FUND
LARGE-CAP JAPAN FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX SERIES FUNDS

                       6116 EXECUTIVE BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20852

                                 1-800-820-0888
                                  301-468-8520

                               www.rydexfunds.com

Rydex Series Funds (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Funds"). This Statement of Additional Information ("SAI") relates to shares of the following portfolios:




                              LARGE-CAP EUROPE FUND
                              LARGE-CAP JAPAN FUND




This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated May 1, 2000. A copy of the Trust's Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above.


                      The date of this SAI is May 1, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION ABOUT THE TRUST...........................................3

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..............................3

INVESTMENT RESTRICTIONS......................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................15

MANAGEMENT OF THE TRUST......................................................17

DETERMINATION OF NET ASSET VALUE.............................................21

PERFORMANCE INFORMATION......................................................22

CALCULATION OF RETURN QUOTATIONS.............................................22

PURCHASE AND REDEMPTION OF SHARES............................................23

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................24

OTHER INFORMATION............................................................27

COUNSEL......................................................................27

AUDITORS AND CUSTODIAN.......................................................27

APPENDIX.....................................................................28

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. Additional Funds and/or classes may be created from time to time. This SAI relates only to shares of the Large-Cap Europe Fund and Large-Cap Japan Fund, which are offered without class designation.

Currently, the Trust has thirty separate series. The Nova, Ursa, OTC, Arktos, U.S. Government Bond (the "Bond Fund"), and Juno Funds (collectively, the "Benchmark Funds") are designed to provide investment results which match the performance of a specific benchmark. The Large-Cap Europe and Large-Cap Japan Funds (collectively, the "International Funds") are designed to provide investment returns which correlate to the performance of a specific benchmark. The Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Retailing, Technology, Telecommunications, Transportation, Utilities, and Utilities Master Funds (collectively, the "Sector Funds") are designed to provide exposure to specific economic sectors. The Ursa Master, Arktos Master, and Juno Master Funds (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Ursa, Arktos, and Juno Funds, respectively. The Utilities Master Fund is not currently offering shares and at which time it does offer shares, it will only do so through a master-feeder arrangement with the Utilities Fund. The Trust also offers shares of the U.S. Government Money Market Fund (the "Money Market Fund"). All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL
Each Fund's investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisors, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that a Fund's investment objective would be furthered.

Each Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS
Although the Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date its matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the Euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell Euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN ISSUERS
The Funds may invest in issuers located outside the United States. The Funds may purchase American Depositary Receipts ("ADRs"), "ordinary shares", or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID SECURITIES
Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 1/3% of the value of the Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Funds may buy call options and write (sell) put options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

OPTIONS ON SECURITY INDICES. The Funds may purchase call options and write put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contracts is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.

A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAPS
The Funds may enter into equity index or interest rate swap agreements for purpose of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amounts of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
As discussed in the Trust's prospectus, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" in the Trust's Prospectus). Because each Fund's portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS
As discussed in the Trust's Prospectus, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

RISK FACTORS REGARDING EUROPE
The Large-Cap Europe Fund seeks to provide investment results which match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Dow Jones Stoxx 50-SM- Index (the "Stoxx 50 Index"). The Stoxx 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union (EU) and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.

A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. On May 3, 1998 the European Council of Ministers formally announced the "first wave" of European Economic Monetary Union (the "EMU") participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro became a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, the currency used by EMU's eleven members will cease to exist.

Europe may experience difficulty with the transition to the Euro. For example, different national economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN
The Large-Cap Japan Fund seeks to provide investment results which match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The Tokyo Stock Exchange
(TSE) is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks, which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange, board of trade, or in the over the counter market. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
While Funds which seek to duplicate the performance of their respective benchmarks on a daily basis, as discussed in the Prospectus, do not expect that the aggregate returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these are: (1) fluctuations in currency exchange rates; (2) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (3) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holds instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the benchmark index that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the Funds' respective benchmark and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined uptrend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the Funds' performance may tend to vary from the closing performance of the Funds' respective benchmarks. However, the Funds performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES
The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Funds will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

An International Fund shall not:

         1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

         2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

         4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

         5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

         6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

         7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each International Fund may not:

         1. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Fund's fundamental limitation on borrowing.

         2.       Invest in companies for the purpose of exercising control.

         3. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
                  (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

         4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

         5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In managing the investment portfolios of the Funds, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Advisor to cause a Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Advisor determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Advisor currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

Such research services may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, analysis of corporate responsibility issues or in the form of access to various computer-generated data, computer hardware and software. Such research may be provided by brokers and dealers in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives. Brokerage services and equipment may facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and brokers or dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage and research services are generated by third parties but are provided to the Advisor by or through brokers and dealers. The Advisor may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law. The Advisor may also pay cash for certain research services received from external sources.

In addition, the information and services received by the Advisor from brokers and dealers may not in all cases benefit a Fund directly. For example, such information and services received by the Advisor as a result of the brokerage allocation of one of the Funds may be of benefit to the Advisor in the management of other accounts of the Advisor, including other Funds of the Trust and other investment companies advised by the Advisor. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MANAGEMENT OF THE TRUST

The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

TRUSTEES

*ALBERT P. VIRAGH, JR. (58)

         Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment adviser, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment adviser, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

COREY A. COLEHOUR (53)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

J. KENNETH DALTON (58)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

----------------------
         *This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

JOHN O.  DEMARET (59)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

PATRICK T.  MCCARVILLE (57)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.
         Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland
         20852.

ROGER SOMERS (54)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

OFFICERS

ROBERT M. STEELE (41)

         Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CARL G. VERBONCOEUR (47)

         Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of the Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

MICHAEL P. BYRUM (29)

         Vice President and Assistant Secretary of Rydex Series Funds, 1997 to present; Vice President and Assistant Secretary of the Rydex Variable Trust, 1998 to present; Vice President and

         Assistant Secretary of the Rydex Dynamic Funds, 1999 to present; Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment adviser, 1993 to present; Vice President and Senior Portfolio Manager of PADCO Advisors II Inc., investment adviser, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

JOHN FRANGOS (42)

         Vice President of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds from 1999 to present; Vice President of Operations of PADCO Service Company, Inc., 1998 to present; Vice President of Rydex Distributors, Inc., 1999 to present; Manager and Assistant Vice President, PFPC, Inc., a mutual fund service company, 1994 to 1998.
         Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland
         20852.

The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 1999, is set forth in the table below:

--------------------------------------------------------------------------------------------------------------------
                                    Aggregate      Pension or Retirement    Estimated Annual    Total Compensation
   Name of Person, Position     Compensation From   Benefits Accrued as      Benefits Upon      from Fund Complex
                                      Trust           Part of Trust's          Retirement         For Service on
                                                          Expenses                                Three Boards**
--------------------------------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.*,                $0                    $0                    $0                   $0
CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------------------------------------------
Corey A. Colehour,                   $20,000                 $0                    $0                $27,500
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton,                   $20,000                 $0                    $0                $27,500
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Roger Somers,                        $20,000                 $0                    $0                $27,500
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John O. Demaret,                     $20,000                 $0                    $0                $27,500
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville,               $20,000                 $0                    $0                $27,500
TRUSTEE
--------------------------------------------------------------------------------------------------------------------

*    Denotes an "interested person" of the Trust.
** Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds.

THE ADVISORY AGREEMENT
Under an investment advisory agreement the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of March 31, 2000, net assets under management of the Advisor were approximately $ 7.75 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:

                  FUND                              ADVISORY FEE
                --------                          -----------------
                  Large-Cap Europe Fund                      .90%
                  Large-Cap Japan Fund                       .90%

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor's office is located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisors, Inc. was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, acts as distributor for shares of the Funds under the general supervision and control of the Trustees and the officers of the Trust.

Under the Distribution Plan, the Distributor may use its fees for: (i) compensation for its services in connection with distribution assistance; or
(ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees. The Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Standard Time ("EST"), prior to the opening of the NYSE. The Stoxx 50-SM- Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. EST, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national and international exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used.

For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer at the time NAV is determined. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price.
See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Funds may be compared to various unmanaged indices.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                                        M
                                  P(1+T) = ERV

         Where:      P =            a hypothetical initial payment of $1,000;

                     T =            average annual total return;

                     n =            number of years (1, 5, or 10); and

                     ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS
Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION
With respect to each Fund, and as permitted by the Securities and Exchange Commission ("Commission"), the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of Fund investors. In cases where NASDAQ, the CME or Chicago Board Options Exchange, or any foreign market where the Funds' securities trade is closed or trading is restricted, a Fund may ask the Commission to permit the right of redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND
The Trust intends to pay redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." All such distributions of a Fund normally automatically will be reinvested without charge in additional shares of the same Fund.

REGULATED INVESTMENT COMPANY ("RIC") STATUS
As a RIC, a Fund would not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

SPECIAL TAX CONSIDERATIONS
In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward contracts will be valued for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Funds will utilize options on stock indices in their operations. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of the Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualification for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

BACK-UP WITHHOLDING
Each Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-468-8520, or by writing to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's web site at WWW.RYDEXFUNDS.COM or call 1-800-820-0888 or 301-468-8520 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Firstar (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS
Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.